UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

On September 8, 2026, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended July 31, 2026 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 2, 2026, the Company held its 2026 annual shareholders’ meeting (the “Meeting”). The matters voted upon, and results, were as follows:

At the Meeting, the following eleven director nominees were elected, by a majority vote, to serve until the next annual shareholders’ meeting and until their successors are elected and qualified (Proposal #1):

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sri Donthi	28,332,404	173,238	675,328	3,726,211
Donald E. Frieson	28,316,616	189,914	674,440	3,726,211
David K. Lenhardt	27,952,163	554,413	674,394	3,726,211
Maria Castañón Moats	28,283,552	221,103	676,315	3,726,211
Darren M. Rebelez	27,826,757	675,337	678,876	3,726,211
Larree M. Renda	28,073,112	430,698	677,160	3,726,211
Judy A. Schmeling	28,205,178	300,828	674,964	3,726,211
Michael Spanos	28,340,205	165,860	674,905	3,726,211
Stanley J. Sutula III	29,070,616	67,455	42,899	3,726,211
Gregory A. Trojan	28,208,371	297,495	675,104	3,726,211
Allison M. Wing	28,317,029	188,239	675,702	3,726,211

At the Meeting, the vote to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2027, was as follows (Proposal #2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,287,745	943,042	676,394	0

At the Meeting, the advisory vote on named executive officer compensation was as follows (Proposal #3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,740,392	735,725	704,853	3,726,211

At the Meeting, the vote on the shareholder proposal regarding shareholder special meeting rights was as follows (Proposal #4):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,445,252	17,633,598	102,120	3,726,211

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Casey's General Stores, Inc. dated September 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: September 8, 2026	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer